

ICONIC BRANDS

ICONIC BRANDS

Investor Presentation
Winter 2019/2020

OTCQB:ICNB

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Fast Growing High-quality Premium Beverage Brands



Iconic Brands develops, markets and distributes premium beverages into the **trillion-dollar** global alcohol beverage market


HOOTERS
HOOTERS

Leverages celebrity influencers and brands


BIVI

Founded by Richard DeCicco, a seasoned beverage industry executive and innovator with over four decades of experience in the global alcohol beverage business

Fast Growing Premium Spirits Market

- According to Allied Market Research, the global alcohol beverage market is expected to reach $1.7 trillion by 2025
- Recent market data shows that from 2012 to 2017, according to the Distilled Spirits Council, the super-premium spirits and high-end premium spirits segments grew 6%-7% per year by volume

Figure 1

U.S. spirits volume consumption by segment (2012, 2017)


Millions of 9-liter cases
CAGR%
(2012-17)
240
220
200
180
160
140
120
100
80
60
40
20
0
202
227
2.3
Super premium
6.9
High-end premium
6.6
Premium
1.8
Value
(0.5)
2012
2017

Source: Distilled Spirits Council; Beverage Information Group; L.E.K. research and analysis

ICONIC BRANDS

Iconic History Of Richard DeCicco

- Over 40 years experience in the alcohol beverage industry
- Relationships with the heads of major liquor companies worldwide in addition to many well-known celebrities, publicists, agents and entertainment attorneys
- Head of operations in areas such as national warehousing, distribution, and value-added packaging
- Worked with brands such as J&B Scotch, Bailey's Irish Cream (both in the United States and Ireland), Stolichnaya Vodka, SKYY Vodka, Malibu Rum and Jägermeister



Bellissima Prosecco And Sparkling Wines

- Bellissima is an all-natural line of vegan Prosecco and Sparkling Wines available online and in wine and spirits retail stores across the country
- Bellissima's brand partner and spokeswoman has appeared on over 500 magazine covers worldwide, served as a spokeswoman for CoverGirl, and performed on Broadway, in television, and in film
- Bellissima Prosecco DOC Brut, Sparkling Rosé Wine, and Zero Sugar Sparkling Wine, are all made with organic grapes and certified vegan and gluten free
- Sold nearly 30,000 bottles on QVC with 25 minutes of airtime - Because of the incredible demand, QVC has also invited Bellissima’s celebrity partner back on January 8, 2020
- Just launched it’s direct-to-consumer (DTC) online sales of Bellissima through SplashWines.com







BIVI Sicilian VODKA by CHAZZ PALMINTERI

- At BiVi, we believe a vodka should get its taste from how and where it's made
- BiVi Vodka is made from the finest semolina wheat grown out of the rich volcanic soil and pure mountain spring water of Sicily



Loosen Up Basil Martini



Sicilian Grape Sour


BIVI



Never Wear Brown After Dark



A Bronx CockTale

The Craft

- BiVi is crafted by Master Distiller Giovanni La Fauci, who began his career when he was only eleven years old

Successful Celebrity Alcohol Buy Outs

Sammy Hagar sold an 80% stake to Gruppo Campari for $80M
Deal was valued at 11.8x expected 2007 EBITDA



Bethenny Frankel, sold her SkinnyGirl Cocktail brand to Fortune Brands' Beam Global for an estimated $100M in 2011, while retaining the name rights
The brand was selling ~100k cases annually



In 2017, George Clooney sold his Tequila company Casamigos for up to $1B total to Diageo
The brand was projected to do around $55M in sales for 2017.
The power of the brand was a driving force in the premium that was paid



Successful celebrity alcohol brands have seen acquisitions with significant premiums as shown above.

Partners & Distribution Channels

Iconic distributes all of their products through United Spirits Inc., a variable interest entity of Iconic

- Iconic is under contract with United Spirits, a federally-licensed importer and distributor of alcoholic beverages
- Iconic Brands is also under contract with Dan Kay, which maintains a New York State warehousing license for alcoholic beverages





United Spirits distributes and wholesales Iconic's products, in addition to being their licensed importer and wholesaler

- Distribution Agreement provides United with the exclusive right through 2025 to sell our products for an agreed distribution fee ($1/case)
- United holds all state and federal licenses to distribute Iconic's products

Private Label—Hooters

- Iconic Private Label will supply national restaurant chains, consumer good companies, and national retailers with the same high-quality products and branding of all Iconic brands
- Private labeling will be a significant source of revenue growth for Iconic
- Iconic Brands provides full-service turnkey private labeling-enabled expertise in product sourcing, product development, brand development, marketing, and distribution
- Iconic private label spirits will be Hooters "well" drinks in licensed locations: Vodka, Gin, Rum (Dark & Light), Tequila (Silver & Gold), American Whiskey, and Cinnamon Whiskey
- Other marketing initiatives included a NASCAR event in August, with Chase Elliott driving the Iconic Spirits Car
- The August initial launch took place in Tennessee, Georgia, Florida, and Texas These four locations account for 50% of Hooters locations
- This will be followed by distribution at retail locations across the U.S.


HOOTERS
HOOTERS

Potential Private Label Opportunities

- Iconic Brands is in preliminary discussions with Romano's Macaroni Grill to develop a private label premium wine for them

Stock Information

Symbol	OTCQB:ICNB
Price (12/31/19)	$0.75
Shares Outstanding	14.6 million
Market Cap	$10.9 million

Source: otcmarkets.com 12/31/19

Compelling Opportunity

Iconic Brands are experts operating in the fastest growing segment of the **trillion-dollar** global alcohol beverage industry


HOOTERS
HOOTERS

Iconic Brands have secured relationships with top celebrity spokespeople and brand partners



Iconic Brands are expanding into new markets


BIVI

Companies like Iconic Brands routinely get bought for hundreds of millions of dollars

ICONIC BRANDS

Investor Relations Contact:

888-613-5553

IR@iconicbrandsusa.com



ICONIC BRANDS INC.

Iconic Brands Inc.

Founded: 2005

Headquarters:
44 Seabro Avenue
Amityville, NY 11701

Domicile: Nevada

OTCQB Symbol: ICNB

Website:
www.iconicbrandsusa.com